UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 30, 2004

                             FOUR OAKS FINCORP, INC.

             (Exact name of registrant as specified in its charter)




       North Carolina                  000-22787               56-2028446
(State of incorporation)         (Commission File No.)      (I.R.S. Employer
                                                          Identification Number)


                              6114 U.S. 301 SOUTH,
                         FOUR OAKS, NORTH CAROLINA 27524
                    (Address of principal executive offices)

                                 (919) 963-2177
              (Registrant's telephone number, including area code)

               This document contains 2 pages, excluding exhibits.

      Item 9. Disclosure of Results of Operations and Financial Condition

On January 30, 2004, Four Oaks Fincorp, Inc. (OTC BB: FOFN) reported fourth quarter and annual results for fiscal year 2003.

Item 7(c): Exhibits

                            Exhibit 99: Press Release


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Four Oaks Fincorp, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Four Oaks Fincorp, Inc.

By:   /s/  Ayden R. Lee, Jr.,
      ------------------------------
      Ayden R. Lee, Jr.
      President and Chief Executive Officer


Date:  January 30, 2004